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                                                                  EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K, into EVI, Inc.'s previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790,
33-77960, 33-64349, 333-13561, and 333-24133.


Arthur Andersen LLP


Houston, Texas
October 20, 1997